THE AAL MUTUAL FUNDS

PROSPECTUS

Institutional Shares

July 17, 2001

The AAL Technology Stock Fund

The AAL Aggressive Growth Fund

The AAL Mid Cap Stock Fund

The AAL Mid Cap Index Fund

The AAL Capital Growth Fund

The AAL Equity Income Fund

The AAL Bond Fund

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS
                                                                            PAGE
RISK/RETURN INFORMATION: INVESTMENT OBJECTIVES AND STRATEGIES

         PROSPECTUS SUMMARY
         The AAL Technology Stock Fund
         The AAL Aggressive Growth Fund
         The AAL Mid Cap Stock Fund
         The AAL Mid Cap Index Fund
         The AAL Capital Growth Fund
         The AAL Equity Income Fund
         The AAL Bond Fund

MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE
         Investment Adviser
         Adviser Fees
         Portfolio Management
         The AAL Savings Plan

SHAREHOLDER INFORMATION
         Pricing Funds' Shares

DIVIDENDS

TAX CONSIDERATIONS

DISTRIBUTION ARRANGEMENTS

FINANCIAL HIGHLIGHTS
         The AAL Technology Stock Fund
         The AAL Aggressive Growth Fund
         The AAL Mid Cap Stock Fund
         The AAL Mid Cap Index Fund
         The AAL Capital Growth Fund
         The AAL Equity Income Fund
         The AAL Bond Fund

RISK/RETURN INFORMATION: INVESTMENT OBJECTIVES AND STRATEGIES

PROSPECTUS SUMMARY

Reading the Prospectus

References to “you” and “your” in the prospectus refer to prospective investors or shareholders. References to “we,” “us” or “our” refer to the trust or the Funds and fund management; the adviser, and/or sub-adviser, distributor, administrator, transfer agent and custodians.

Institutional Shares

In this prospectus, we provide you with information on the investment objectives and policies of the Funds; risks of investing in the Funds; management and services provided to the Funds; and other information.

This prospectus describes a separate class of shares, Institutional Shares for each Fund for organizations or enterprises with minimum initial investment in the Funds of $500,000. We designed Institutional Shares to give organizations and enterprises (non-natural persons) or financial institutions acting in a fiduciary or agency capacity for them, a convenient means of accumulating an interest in The AAL Mutual Funds. We did not design Institutional Shares for individuals, their individual retirement accounts or trusts designed for the benefit of individuals. Investors in Institutional Shares purchase at net asset value. They pay no initial sales charges, redemption fees, nor 12b-1distribution and service fees.

Principal Risks Common to All Funds

You assume certain risks when you invest in any of the Funds. Risks specific to each Fund are discussed on the following pages. More generally, the investment style and strategies that we use to select stocks, bonds and other securities for each Fund depends on our ability to select those that perform well over time. Our selections may not always achieve our growth and/or income expectations and securities we select could decline in value. There can be no assurance that any of the Funds will achieve its objective and you could lose money.

RISK/RETURN INFORMATION: INVESTMENT PROGRAMS AND PERFORMANCE

THE AAL TECHNOLOGY STOCK FUND

Investment Objective

The AAL Technology Stock Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in technology stocks. We focus on equity securities of companies engaged in offering and/or developing products, processes or services that utilize new or improved technologies. Within this group, we look for companies that we believe have strong potential for future growth. We may invest the remaining 35% of the Fund’s total assets in additional common stocks, preferred stocks, and securities convertible into these stocks. We limit our investment in convertible securities to no more than 5% of the Fund’s net assets. The technology companies in which we invest may be in any of the following industries, among others:

  computers, including products, software, hardware, electronic components, and semiconductors;
  network applications;
  the Internet;
  telecommunications;
  media and information services;
  medical devices and medical technology;
  pharmaceutical research and development;
  defense and aerospace; and
  biotechnology.

The Fund may also invest in securities of foreign issuers. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. Foreign securities for the Fund are selected, in part, based on analysis of the technology the company provides and the company’s financial strength. However, we also consider other factors when analyzing an individual, foreign security, such as; expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas. Typically, we consider an issuer as domiciled in a particular country if it:

  is incorporated under the laws of that country;
  has at least 50% of the value of its assets located in that country; or
  derives at least 50% of its income from operations or sales in that country.

The technology sector is composed of many companies representing different market capitalizations. The Fund invests in companies of any size, from small cap companies, to large cap companies. We take a “bottom up” approach to investing for the Fund, meaning each stock in the portfolio is individually selected, in part, based on analysis of the technology the company provides and the company’s financial strength. A company in the Fund’s portfolio will usually have a number of the following qualities: new technology, capable management and a strong outlook for growth. We sell a stock when the company no longer offers sustainable growth and we believe there are better, alternative investments. This investment strategy may result in short-term gains or losses for the Fund.

Principal Risks

Financial Risk: Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may move with these cycles, and in some instances, increase or decrease more than the stock market, as measured by the S&P 500 Index.

Industry Specific Concentration Risk: Industry specific funds may be more volatile than funds that diversify across many industries. Fund investments are primarily concentrated in technology-related industries. At times, stocks of companies in the technology industries may experience periods of significant price fluctuations. As a consequence, the Fund may be subject to more price volatility than a fund that invests in a broader range of industries.

Foreign Investment Risks: The Fund faces particular risks associated with foreign investing. Foreign investment risks include currency, liquidity, political, economic and market risks, as well as risks associated with governmental regulation and non-uniform corporate disclosure standards.

Small Cap Company Risks: When compared with large companies, small, less-established companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services. Because of these and other factors, stocks of small companies present a greater risk of losing value than stocks of larger, more established companies.

Past Performance

The Fund commenced operations on July 1, 2000. Because the Fund has been in operation for less than a full calendar year, we have not included any performance information.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees

(fees paid directly from your investment)               Institutional Shares

Maximum sales charge (load) imposed on                  None
purchases

Maximum deferred sales charge (load) imposed on         None
redemption

Annual Fund Operating Expenses

(expenses deducted from Fund assets)                    Institutional Shares

Management fees                                         0.75%

Distribution and service (12b-1) fees                   None

Other expenses                                          0.58%

Total fund operating expenses                           1.33%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                    Time Period                  Institutional Shares
                    1 Year                       $135
                    3 Years                      $421
                    5 Years                      $729
                    10 Years                     $1,601

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL AGGRESSIVE GROWTH FUND

Investment Objective

The AAL Aggressive Growth Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Principal Investment Strategies

We invest in companies that offer the potential for accelerated earnings or revenue growth. Stocks of these companies are generally referred to as “growth” stocks. Under normal circumstance we invest at least 65% of the Fund’s total assets in common stocks, not including convertible securities. The Fund invests in companies of any size, from small cap companies, to large cap companies. The Fund may invest in any industry and sector.

We take a “bottom up” approach to investing for the Fund. In other words we seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. We make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, industry or other similar selection criteria. We sell a stock when the company no longer offers sustainable growth and we believe there are better, alternative investments. This investment strategy may result in short-term gains or losses for the Fund.

The Fund may invest in securities of foreign issuers. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and at times the Fund may have significant foreign exposure.

We may invest up to 35% of the Fund’s total assets in additional common stocks, preferred stocks, illiquid securities and high yield bonds or “junk bonds.” While high yield bonds have the potential for a higher yield than investment-grade bonds, they also have speculative characteristics including a higher risk of default on principal and interest payments.

The Fund may also invest in investment-grade bonds, however, the Fund does not invest in bonds for capital growth or for long time periods, but may invest in bonds for temporary defensive measures. We limit our investment in convertible securities to no more than 5% of the Fund’s net assets.

Principal Risks

Financial Risk: Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may move with these cycles, and in some instances, increase or decrease more than the stock market, as measured by the S&P 500® Index.

Aggressive Growth Investment Risk: “Growth” stocks tend to have greater price volatility than stocks of larger, well-established companies. Generally, the value of the Fund’s investments tends to increase more than the stock market, as measured by the S&P 500® Index, during periods of rising stock prices. Conversely, the value of the Fund’s investments tends to decrease more than the stock market during periods of declining stock prices. However, these price trends may not always occur.

Small Cap Company Risks: When compared with large companies, small, less-established companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services. Because of these and other factors, stocks of small companies present a greater risk of losing value than stocks of larger, more established companies.

Foreign Investment Risks: The Fund faces particular risks associated with foreign investing. Foreign investment risks include currency, liquidity, political, economic and market risks, as well as risks associated with governmental regulation and non-uniform corporate disclosure standards.

Derivative Risk: The Fund may use futures, options, swaps, and other derivative instruments to hedge or protect the Fund from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Fund. However, if the Fund Manager’s judgment proves incorrect, the Fund’s performance could be worse than if the Fund had not used such instruments.

High Yield Bond Risk: High-yield bonds have a higher yield to compensate for greater risk that the issuer might not make its interest and principal payments. High-yield bonds are speculative and, therefore, typically considered to be below investment-grade bonds by national ratings agencies.

Past Performance

The Fund commenced operations on July 1, 2000. Because the Fund has been in operation for less than a full calendar year, we have not included any performance information.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees

(fees paid directly from your investment)               Institutional Shares

Maximum sales charge (load) imposed on                  None
purchases

Maximum deferred sales charge (load) imposed on         None
redemption

Annual Fund Operating Expenses

(expenses deducted from Fund assets)                    Institutional Shares

Management fees                                         0.80%

Distribution and service (12b-1) fees                   None

Other expenses                                          0.37%

======================================================= ==========================

Total fund operating expenses*                          1.17%

* Operating expenses are expressed as a percentage of average daily net assets based on management’s estimate of expenses for the fiscal year ending April 30, 2001.

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

         Time Period               Institutional Shares
         1 Year                    $119
         3 Years                   $372

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL MID CAP STOCK FUND

Investment Objective

The AAL Mid Cap Stock Fund seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks, of mid-sized companies.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in mid-sized company stocks. By mid-sized companies, we mean those with market capitalizations ranging from $100 million to $7.5 billion. Within this category, we generally focus on companies with market capitalizations ranging from $500 million to $3.5 billion. Mid-cap companies tend to be smaller and less seasoned than large-cap companies listed in the S&P 500. Mid-cap companies may trade in the over-the-counter market as well as on national securities exchanges.

We may invest the remaining 35% of the Fund’s total assets in any combination of additional mid-cap stocks, large-cap stocks and securities convertible into such stocks. We look for mid-sized companies (including companies initially offering their stock to the public) that, in our opinion:

  have prospects for growth in their sales and earnings;
  are in an industry with a good economic outlook;
  have high-quality management; and
  have a strong financial position.

We usually pick companies in the middle stages of their development. These companies tend to have established a record of profitability and possess a new technology, unique product, or market niche. We tend to sell stocks of companies when we think other investments offer better opportunities. Due to this policy, the Fund may, from time to time, have short-term gains or losses.

Principal Risks

Financial Risk: Stocks of mid-sized companies may present a greater risk of losing value than stocks of larger, more established companies, but may present less risk than stocks of smaller companies. Mid-sized companies tend to have relatively smaller revenues, narrower product lines, less management depth and smaller shares of the market for their products or services than large companies.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. Due to the tendency for mid-cap stocks to have less liquidity in the market than large company stocks, the value of the Fund’s investments might increase and decrease more than the stock market in general, as measured by the S&P 500. You could lose money investing in the Fund.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional Shares.

Annual Returns
Institutional Shares
Years Ended December 31

[Bar chart with following data:]

12/31/98          2.62%
12/31/99          19.01%
12/31/00          20.56%

The Fund's year-to-date return as of June 30, 2001 was (4.44)%.

                    Best and Worst Quarterly Returns

Best Quarter              4th Quarter of 1998                    22.99%
Worst Quarter             3rd  Quarter of 1998                   (21.14)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional Shares with the S&P MidCap 400 Index.* The average annual return is calculated for the period ended December 31, 2000.

Mid Cap Stock Fund           1 Year           Since Inception December 29, 1997
Institutional Shares         20.56%           14.89%
S&P MidCap 400 Index         17.51%           18.07%

* The S&P MidCap 400 Index is an unmanaged index that represents the average performance of a group of 400 medium capitalization stocks.

[Sidebar]
Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                       Institutional Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases       None
Maximum deferred sales charge (load) imposed on        None
redemptions

Annual Fund Operating Expenses                         Institutional Shares
(expenses deducted from Fund assets)
Management fees                                        0.66%
Distribution and service (12b-1) fees                  None
Other expenses                                         0.03%
Total fund operating expenses                          0.69%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                      Time Period                  Institutional Shares
                      1 Year                       $70
                      3 Years                      $221
                      5 Years                      $384
                      10 Years                     $859

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL CAPITAL GROWTH FUND

Investment Objective

The AAL Capital Growth Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in common stocks, not including convertible securities. Generally, we focus on dividend-paying stocks issued by companies with earnings growth per share that is higher than stocks included in the S&P 500. In selecting stocks, we look for quality, operating growth predictability and financial strength.

We may invest the remaining 35% of the Fund’s total assets in additional common stocks, preferred stocks and bonds. The Fund does not invest in bonds for capital growth or for long time periods. We limit our investments in convertible securities to no more than 5% of the Fund’s net assets.

Principal Risks

Financial Risk: Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may increase and decrease more than the stock market in general, as measured by the S&P 500.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional Shares.

[Bar chart with following data:]

Annual Returns
Institutional Shares
Years Ended December 31

12/31/98          28.61%
12/31/99          23.02%
12/31/00          (0.73)%

The Fund's year-to-date return as of June 30, 2001 was (9.33)%.

                    Best and Worst Quarterly Returns

Best Quarter              4th Quarter of 1998                    22.07%
Worst Quarter             3rd Quarter of 1998                    (10.55)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional Shares with the S&P 500.* The average annual return is calculated for the period ended December 31, 2000.

Capital Growth Fund         1 Year            Since Inception December 29, 1997
Institutional Shares        (0.73)%           17.04%
S&P 500                     (9.11)%           12.92%

* The S&P 500 is a broad-based composite unmanaged index that represents the average performance of a group of 500 widely-held, publicly-traded stocks.

Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                            Institutional Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases            None
Maximum deferred sales charge (load) imposed on             None
redemptions

Annual Fund Operating Expenses                              Institutional Shares
(expenses deducted from Fund assets)
Management fees                                             0.53%
Distribution and service (12b-1) fees                       None
Other expenses                                              0.01%
Total fund operating expenses                               0.54%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                    Time Period               Institutional Shares
                    1 Year                    $55
                    3 Years                   $173
                    5 Years                   $302
                    10 Years                  $677

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL EQUITY INCOME FUND

Investment Objective

The AAL Equity Income Fund seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in income-producing equity securities. By “income-producing equity securities,” we mean equity securities, including securities exchangeable or convertible into equity securities, that offer dividend yields that exceed the average dividend yields on stocks comprising the S&P 500. We may invest the remainder of the Fund’s total assets, in whole or in part, in additional income-producing equity securities, bonds and commercial paper.

In selecting equity securities for the Fund, we look for companies that:

  have a good growth rate and return on capital;
  have favorable aspects for future growth and dividends;
  are financially sound;
  have high-quality management; and
  are in a favorable competitive environment.

We buy bonds, including convertible securities, if, at the time of purchase at least two nationally recognized statistical rating organizations (NRSRO’s) have rated them investment grade; or, if unrated, we have determined them to be of a credit quality comparable to investment grade. We may invest up to 5% of the Fund’s total assets in such securities rated below investment grade, otherwise known as “high yield bonds” or “junk bonds.” High-yield bonds generally offer a higher yield than investment grade bonds, but also expose the Fund to greater risk that the issuer might not make its interest and principal payments. We may invest up to 5% of the Fund’s total assets in such securities rated below investment grade. We buy commercial paper rated in the top two categories by a NRSRO. We may buy unrated commercial paper, if we determine the commercial paper is of a credit quality comparable to investment grade.

We expect to receive income from dividends paid on equity investments and interest earned on debt securities. We seek capital growth by attempting to select income-producing equity securities that we believe are under-priced relative to the securities of companies with comparable fundamentals.

Principal Risks

Industry Concentration: Income-producing equity securities in which the Fund invests tend to be more prevalent in some market sectors than others, for example; communications, retail, energy, utilities, financial services and consumer non-cyclical and cyclical market sectors. Prices of stocks of companies in these industries may not always move in tandem with the market, generally, causing the Fund’s performance to lag or outperform the overall market.

Financial Risk: The market sectors in which companies tend to issue income-producing equity securities usually have high operating, interest and other regulatory expenses, such as the public utilities industry. Also, some of these sectors are maturing, meaning that growth is peaking. Companies in these market sectors frequently use their profits for paying higher dividends rather than reinvesting for company growth. As a result, income-producing equity securities typically have lower capital growth potential than equity securities in other sectors. Capital growth for many income-producing equity securities corresponds to the company’s competitive position, in particular its capability to capture market share from its competitors.

Interest Rate Risk: Like bonds, changes in the level of interest rates affect the value of income-producing equity securities and the value of the Fund as a whole. Their values tend to move in the opposite direction of interest rates.

Market Risk: Market cycles affect all equity securities over time, with periods when stock prices rise generally and periods when stock prices decline generally. However, income-producing equity securities may rise less and fall less than the market as a whole, because of the higher income component of these securities.

Past Performance

The following table and chart reflect the Fund’s annual returns and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional Shares.

Annual Returns
Institutional Shares
Years Ended December 31

[Bar chart with following data:]

12/31/98          13.80%
12/31/99          4.63%
12/31/00          9.96%

The Fund's year-to-date return as of June 30, 2001 was (4.58)%.

                  Best and Worst Quarterly Returns

Best Quarter            4th Quarter of 1998                    15.15%
Worst Quarter           3rd Quarter of 1998                    (10.17)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional Shares with the S&P 500/Barra Value* index and the S&P 500**. The average annual return is calculated for the period ended December 31, 2000.

Equity Income Fund            1 Year          Since Inception December 29, 1997
Institutional Shares          9.96%           9.64%
S&P 500/Barra Value            6.08%           11.69%
S&P 500                      (9.11)%           12.92%

* The S&P 500/Barra Value index is an unmanaged capitalization weighted index composed of the lowest price-to-book securities in the S&P 500. This index is designed so that approximately one-half of the S&P 500 market is characterized as “value” and the other half “growth.”
**The S&P 500 is a broad-based composite unmanaged index that represents the average performance of a group of 500 widely-held, publicly-traded stocks Since inception, the Fund had been compared to the S&P 500 because the index was representative if the Fund’s general investment approach. However, we believe that the S&P 500/Barra Value Index serves as a more accurate reflection of the Fund’s current investment strategy. Consequently, we will use the S&P/Barra Value Index as the Fund’s benchmark to compare performance against.

Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                      Institutional Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases      None
Maximum deferred sales charge (load) imposed on       None
redemptions

Annual Fund Operating Expenses                        Institutional Shares
(expenses deducted from Fund assets)
Management fees                                       0.45%
Distribution and service (12b-1) fees                 None
Other expenses                                        0.06%
Total fund operating expenses                         0.51%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                    Time Period             Institutional Shares
                    1 Year                  $52
                    3 Years                 $164
                    5 Years                 $285
                    10 Years                $640

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL MID CAP INDEX FUND

Investment Objective

The AAL Mid Cap Index Fund seeks total returns that track the performance of the S&P MidCap 400 Index, by investing primarily in common stocks comprising the Index.

Principal Investment Strategies

We select stocks through the use of computer models, instead of using traditional analysis, to duplicate the S&P MidCap 400 Index in proportion to their weightings in the index. We try to hold all the stocks that comprise the Index, however, there may be variations and delays from time to time due to periodic changes to the Index. We expect portfolio turnover of no more than 50% per year.

To the extent possible, the Fund will be fully invested in the Index. Our ability to match the performance of the S&P MidCap 400 Index will be affected by the size and timing of cash flows into and out of the Fund. We will try to manage the Fund to minimize such effects. The Fund has expenses that an index does not have, so the Fund will not be able to exactly match the performance of its comparable index.

We may also invest to some degree in money market instruments. We do not expect to have more than 5% of the Fund's assets in money market instruments.

Stocks have historically performed better as an asset class than bonds. Although there is a greater potential for reward, there are also greater risks. Although we attempt to follow the performance of the S&P MidCap 400 Index, we cannot guarantee these results. You could lose money investing in this Fund

Principal Risks

Financial Risk: Stocks of mid-sized companies may present a greater risk of losing value than stocks of larger, more established companies, but may present less risk than stocks of smaller companies. Mid-sized companies tend to have relatively smaller revenues, narrower product lines, less management depth and smaller shares of the market for their products or services than large companies.

Many factors affect an individual company’s performance, such as management or the demand for a company’s products or services. A company’s performance will affect the market price of its stocks, and consequently, it will impact the value of the Fund’s portfolio.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. Due to the tendency for mid-cap stocks to have less liquidity in the market than large company stocks, the value of the Fund’s investments might increase or decrease more than the stock market in general, as measured by the S&P MidCap 400 Index. You could lose money investing in the Fund.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional Shares.

Annual Returns
Institutional Shares
Years Ended December 31

[Bar chart with following data:]

12/31/00          17.29%

The Fund's year-to-date return as of June 30, 2001 was 0.40%.

                        Best and Worst Quarterly Returns

Best Quarter               1st  Quarter of 2000                   13.20%
Worst Quarter              4th  Quarter of 2000                   (4.02)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional Shares with the S&P MidCap 400 Index.* The average annual return is calculated for the period ended December 31, 2000.

Mid Cap Index Fund II        1 Year          Since Inception December 29, 1999
Institutional Shares         17.29%          17.29%
S&P MidCap 400 Index         17.51%          17.51%

* The S&P MidCap 400 Index is an unmanaged index that represents the average performance of a group of 400 medium capitalization stocks.

Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees

(fees paid directly from your investment)               Institutional Shares
-----------------------------------------               --------------------

Maximum sales charge (load) imposed on                  None
purchases

Maximum deferred sales charge (load) imposed on         None
redemptions

Annual Fund Operating Expenses

(expenses deducted from Fund assets)                    Institutional Shares
------------------------------------                    --------------------

Management fees                                         0.25%

Distribution and service (12b-1) fees                   None

Other expenses                                          1.06%
 -----------------------
Total fund operating expenses                           1.31%

AAL CMC, the Fund’s Adviser, has agreed to reimburse expenses so as to limit “Total Fund Operating Expenses,” to 0.20% for the fiscal year.

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                    Time Period                  Institutional Shares
                    1 Year                       $133
                    3 Years                      $415
                    5 Years                      $718
                    10 Years                     $1,579

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL BOND FUND

Investment Objective

The AAL Bond Fund seeks a high level of current income, consistent with capital preservation, by investing primarily in a diversified portfolio of investment-grade bonds.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in:

  bonds of U.S. and foreign issuers payable in U.S. dollars rated within the four highest rating categories by at least two NRSROs at the time of purchase; and
  bonds or other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, primarily those securities supported by the full faith and credit of the U.S. Treasury.

We may invest the remaining 35% of the Fund's total assets in:

  privately issued or guaranteed mortgage-related securities (such as home equity asset-backed securities) rated within the four highest categories by at least two NRSROs or unrated mortgage-related securities, if we determine at the time of purchase that these unrated securities have credit quality characteristics comparable to these ratings. Securities rated in the fourth highest category have speculative investment characteristics;
  commercial paper rated in the highest rating category by a NRSRO, or commercial paper issued or guaranteed by a corporation who has outstanding debt rated in the two highest categories by a NRSRO at the time of purchase;
  bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion;
  and corporate obligations, including variable rate master notes, rated in the two highest categories by a NRSRO, or issued by a corporation whose outstanding debt has an equal or better rating at the time of purchase.

Although there are no restrictions on the maturity of the debt securities we may purchase for the Fund, generally we maintain a weighted average effective maturity of between 5 and 10 years. Effective maturity of a debt security takes into account projected prepayments, call dates, put dates and sinking funds, if any, that reduce the stated maturity date of the bond.

We anticipate that during normal market conditions the average portfolio maturity of the Fund will not exceed 20 years. We use the stated final maturity date (rather than effective maturity) of a security to calculate average maturity, notwithstanding earlier call dates and possible prepayments.

Principal Risks

Interest Rate Risk: Changes in interest rate levels affect the value of the bonds in the portfolio and the value of the Fund as a whole. Generally, the value of a bond moves in the opposite direction of interest rates. Longer term bond prices tend to move more in response to interest changes than shorter term bonds.

Credit Risk: The creditworthiness of bond issuers will affect the value of their bonds, which may decline during the Fund's holding periods and affect the value of the Fund as a whole. The risk, generally, is less pronounced for U.S. government and U.S. agency bonds than is the case for municipal and privately issued bonds.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional Shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional Shares.

[Bar chart with following data:]

Annual Returns
Institutional Shares
Years Ended December 31

12/31/98          7.15%
12/31/99          (1.35)%
12/31/00          11.22%

The Fund's year-to-date return as of June 30, 2001 was 3.32%.

                        Best and Worst Quarterly Returns

Best Quarter                4th  Quarter of 2000                   4.60%
Worst Quarter               2nd Quarter of 1999                    (1.11)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional Shares with the Lehman Aggregate Bond Index.* The average annual return is calculated for the period ended December 31, 2000.

Bond Fund                        1 Year     Since Inception December 29, 1997
Institutional Shares             11.22%     5.54%
Lehman  Aggregate Bond Index     11.63%     6.37%

* The Lehman Aggregate Bond Index is an unmanaged index that encompasses four classes of fixed-income securities in the United States: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities.

[Sidebar] Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

You directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional Shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s annual returnshares:

Shareholder Fees                                     Institutional Shares
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases     None
Maximum deferred sales charge (load) imposed on      None
redemptions

Annual Fund Operating Expenses                       Institutional Shares
(expenses deducted from Fund assets)
Management fees                                      0.45%
Distribution and service (12b-1) fees                None
Other expenses                                       0.04%
Total fund operating expenses                        0.49%

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                Time Period                   Institutional Shares
                1 Year                        $50
                3 Years                       $157
                5 Years                       $274
                10 Years                      $616

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE

Investment Adviser

AAL Capital Management Corporation (“AAL CMC”) serves as investment adviser and distributor to the Funds. AAL CMC was organized in 1986 as a Delaware corporation. AAL Holdings Inc., a wholly owned subsidiary of Aid Association for Lutherans (“AAL”) owns all of AAL CMC’s shares. AAL is a non-profit, non-stock, membership organization licensed to do business as a fraternal benefit society in all states. AAL has approximately 1.8 million members and is one of the world’s largest fraternal benefit societies in terms of assets and life insurance in force. AAL offers life, health, and disability income insurance and fixed annuities to its members, and all members are part of one of approximately 10,000 local AAL branches throughout the United States. Through AAL CMC, AAL offers The AAL Mutual Funds. AAL CMC has served as adviser to The AAL Mutual Funds since the commencement of operations. As of December 31, 2000, AAL CMC managed over $10.3 billion for The AAL Mutual Funds. On June 26, 2001, the Board of Directors of AAL gave initial approval to a merger with Lutheran Brotherhood, a fraternal benefit society headquartered in Minneapolis, Minnesota. As of the date of this prospectus, there are no plans to change the operations or structure of AAL CMC.

Sub-Advisers

The AAL Aggressive Growth Fund

Janus Capital Corporation (“Janus”) is the sub-adviser to The AAL Aggressive Growth Fund. Pursuant to the sub-advisory agreement, Janus makes the day-to-day investment decisions for The AAL Aggressive Growth Fund under the direction and control of AAL Capital Management Corporation. Janus determines which securities to purchase and sell, arranges the purchases and sales and assists in formulating and implementing the investment program for the Fund.

[Sidebar]
Adviser's Principal Addresses:         Sub-Advisers' Principal Addresses:

AAL Capital Management Corporation     Janus Capital Corporation
222 West College Avenue                100 Fillmore Street
Appleton, WI 54919-0007                Denver, CO  80206-4928

Pursuant to an investment advisory agreement with the Funds, AAL CMC manages the investment and reinvestment of the Funds’ assets. AAL CMC also provides the Funds with personnel, facilities and administrative services, and supervises the Funds’ daily business affairs. Services provided by AAL CMC to the Funds are subject to the supervision of the Funds’ Board of Trustees. AAL CMC formulates and implements a continuous investment program for the Funds consistent with each Fund’s investment objectives, policies and restrictions.

Adviser Fees per Fund

Effective September 1, 2000, the annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:

                                                       Average Daily Net Assets in Millions
                                    $0 to   $50 to   $100 to  $200 to  $500 to   $1,000 to  Over
                                    $50M    $100M    $200M    $500M    $1,000M   $5,000M    $5,000M
The AAL Technology Stock Fund/1/    0.75%   0.75%    0.75%    0.75%    0.75%     0.75%      0.75%
The AAL Aggressive Growth Fund/1/   0.80%   0.80%    0.75%    0.75%    0.70%     0.70%      0.70%
The AAL Mid Cap Stock Fund          0.70%   0.70%    0.70%    0.65%    0.65%     0.60%      0.60%
The AAL Mid Cap Index Fund/2/       0.25%   0.20%    0.20%    0.20%    0.20%     0.20%      0.20%
The AAL Capital Growth Fund         0.65%   0.65%    0.65%    0.65%    0.575%    0.50%      0.45%
The AAL Equity Income Fund          0.45%   0.45%    0.45%    0.45%    0.45%     0.45%      0.45%
The AAL Bond Fund                   0.45%   0.45%    0.45%    0.45%    0.45%     0.45%      0.45%

__________
/1/ Projected advisory fee per Fund pursuant to the Investment Advisory and Sub-Advisory Agreement for The AAL Technology Stock Fund and The AAL Aggressive Growth Fund, respectively.
/2/ Advisory fees for the Index Funds do not include the adviser’s reimbursement of Fund expenses. Actual expenses with reimbursements, “Total Fund Operating Expenses,” will be 0.20%.

_________________________________________________________________________

As of September 1, 2000, the Adviser has voluntarily waived 0.15% of the current fee of 0.45% in The AAL Bond Fund.

The AAL Aggressive Growth Fund has entered into a sub-advisory agreement with Janus Capital Corporation, which is paid 0.55 of 1% on the first $100 million of average daily net assets, 0.50 of 1% on the next $400 million of average daily net assets, and 0.45 of 1% on average daily net assets over $500 million (payable from the annual advisory fee paid to the advisor)

Portfolio Management

FUND NAME                           PORTFOLIO MANAGER AND EXPERIENCE

The AAL Technology Stock Fund       Brian J. Flanagan, CFA and James A. Grossman

                                    Brian J. Flanagan has been the co-portfolio manager of The AAL Technology
                                    Stock Fund since it commenced operations on July 1, 2000. Mr. Flanagan is also the portfolio manager of the AAL Small Cap Index Portfolio and
                                    Technology Stock Portfolio, each a series of an affiliated mutual fund group with an investment objective similar to the Funds.  From 1996 to
                                    1998, he served first as analyst and later as portfolio manager for the
                                    Small Cap Portfolio of the AAL Savings Plan.  From 1994 to 1995, Mr.
                                    Flanagan was the analyst for the fixed-income portfolio for the plan.

                                    James A. Grossman has been co-portfolio manager for The AAL Technology
                                    Stock Fund since it commenced operations on July 1, 2000.  Mr. Grossman also serves as the co-portfolio manager of the AAL Technology Stock
                                    Portfolio, a series of an affiliated mutual fund group with an objective similar to the Fund's.  From 1996 through 2000, Mr. Grossman served as a securities analyst, following selected technology investments for The AAL
                                    Mutual Funds.  Prior to joining AAL CMC, Mr. Grossman served as a securities analyst for Monetta Financial Services.

The AAL Aggressive Growth Fund      Warren B. Lammert, CFA

                                    Warren Lammert has managed the day-to-day Fund investments since July,
                                    2001.  Mr. Lammert is a portfolio manager and executive vice president of
                                    Janus Mercury Fund.  He also manages sub-advised funds and institutional separate accounts in the diversified growth discipline.  Prior to joining
                                    Janus in 1987, he was an associate analyst at Fred Alger Management.  He worked as a securities analyst at Janus from January 1987 to May 1988, when he left to pursue a master's degree in Economic History from London School of Economics, from which he graduated with distinction in 1989.  He rejoined Janus as a senior analyst in January 1990.  Warren earned his bachelor's degree from Yale University.  He has earned the right to use the
                                    Chartered Financial Analyst designation and has sixteen years of professional investment experience.

The AAL Mid Cap Stock Fund          Michael R. Hochholzer, CFA

                                    Michael R. Hochholzer has managed the day-to-day Fund investments since
                                    March 1997.  Mr. Hochholzer also serves as portfolio manager of the AAL Mid
                                    Cap Index Portfolio and AAL Mid Cap Stock Portfolio, each a series of an affiliated mutual fund group.  Prior to managing the Fund, Mr. Hochholzer served as a securities analyst and portfolio manager for Aid Association for Lutherans, the parent company of AAL CMC.

The AAL Capital Growth Fund         Frederick L. Plautz

                                    Frederick L. Plautz has managed the day-to-day Fund investments since inception of the Fund,  November 1, 1995.  Mr. Plautz also manages the equity portion of The AAL Balanced Fund.  Mr. Plautz is the portfolio manager for the AAL Capital Growth Portfolio, a series of an affiliated mutual fund group.  Prior to managing the Fund, Mr. Plautz served as vice president and portfolio manager for Federated Investors from 1990 through
                                    October 1995.

The AAL Equity Income Fund          Lewis A. Bohannon, CFA

                                    Lewis A. Bohannon has managed the day-to-day Fund investments since inception of the Fund, November 1, 1995. Mr. Bohannon is also portfolio manager for the AAL Equity Income Portfolio, a series of an affiliated mutual fund group.  From 1980 through 1994, Mr. Bohannon was at Cigna
                                    Corporation, serving as managing director and portfolio manager from 1990 to 1994.

The AAL Mid Cap Index Fund          Timothy C. Utecht, CFA

                                    Timothy C. Utecht has managed the day-to-day Fund investments since July
                                    17, 2001.  Prior to that, Mr. Utecht was an equity analyst for AAL Capital
                                    Management Corporation, initially responsible for industry and sector analysis and serving as the primary analyst for The AAL Equity Income Fund for the last three years.

The AAL Bond Fund                   Alan D. Onstad, CFA

                                    Alan D.  Onstad has managed the day-to-day Fund investments since July 19,
                                    1999.  Mr. Onstad currently manages The AAL U.S. Government Zero Coupon
                                    Target Funds, Series 2001 and 2006, The AAL Money Market Fund, the AAL
                                    Money Market Portfolio, and the Money Market Portfolio of the AAL Savings
                                    Plan  Mr. Onstad is also co-manager of The AAL Balanced Fund.  Mr. Onstad has been employed by AAL since 1973, most recently as Assistant Vice
                                    President.  He has also been a portfolio manager for AAL Capital Management
                                    Corporation since 1999.

The Aid Association for Lutherans Savings Plan

The Aid Association for Lutherans Savings Plan is a 401(k) plan for our employees (plan participants). Through the savings plan, plan participants can allocate part of their income into certain Funds. Refer to your plan document for more information on your investment choices and how to invest in the Funds. We may also offer shares of the Funds to other retirement plans.

Index Information

On a monthly basis we compare the performance of each Fund with that of its benchmark index. At that time we may re-balance the Funds’ securities portfolios. The AAL Mid Cap Index Fund is considered an indexed fund. That means we passively manage it; we maintain the securities held by the Fund so they are the same as the securities in the Fund’s benchmark index, or a representative sample of securities of that index. Fund performance may not exactly correspond with the performance of its index due to market timing, shifts in the composition of the index, and Fund expenses.

S&P 500 and the S&P MidCap 400 Indexes

Standard & Poor’s (“S&P”) compiles several broad-based indexes used as benchmarks for tracking certain types of markets. The most widely known is the S&P 500 Composite Stock Price Index (“S&P 500”). The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. Most of the largest 500 companies listed on the U.S. stock exchanges are included in the Index. The companies whose stocks are included in the Index tend to be the leading companies in leading industries within the U.S. economy.

The weightings make each company’s influence on the Index performance directly proportional to that company’s market value. This characteristic has made the S&P 500 the investment industry standard for measuring the performance of Funds comprised of large-capitalization stocks.

Another index from Standard & Poor’s we use as a benchmark is the S&P MidCap 400 Index. The S&P MidCap 400 Index is a benchmark for tracking performance of medium-capitalization stocks ranging in value from $1 billion to $5 billion. While this Index is relatively new, the industry recognizes it as a good benchmark for tracking mid-cap stocks. The 400 stocks that make up the Index are listed on the New York Stock Exchange, The American Stock Exchange or the NASDAQ quotation system. In addition, the stocks that make up the Index are liquid, meaning they are easily traded. These characteristics of the S&P MidCap 400 Index make it relatively easy to emulate. The easier it is to track an index, the more likely it is for a Fund to track that index’s performance.

Both the S&P 500 and the S&P MidCap 400 Index are comprised of U.S. equity stocks. S&P periodically makes additions and deletions of stocks to its respective indexes. Selection of a stock for inclusion in either S&P index in no way implies an opinion by S&P as to its attractiveness as an investment. Standard & Poor’s only relationship to the Fund is the licensing of the Standard & Poor’s Marks, the S&P 500 and the S&P MidCap 400 Index. These indexes are determined, composed and calculated by Standard & Poor’s without regard to any particular Fund.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “S&P 500®,” “500,” “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by AAL. The product is not sponsored, endorsed, or sold or promoted by Standard & Poor’s. Standard & Poor’s makes no representation regarding the advisability of investing in the product. See the Statement of Additional Information for additional disclaimers and limitations of liabilities on behalf of S&P.

Portfolio Turnover Rates

We expect The AAL Technology Stock, Aggressive Growth, Mid Cap Stock, and Bond Funds to have portfolio turnover greater than 100%, and the other Funds to have a portfolio turnover of less than 100%. Portfolio turnover rates over 100% are considered high. Due to the high volume of buying and selling activity in a portfolio with turnover in excess of 100%, we may pay more commissions for these Funds. We also may realize more taxable gains and losses than in portfolios with fewer turnovers. Increased expenses and tax consequences of these trading practices may lower returns for shareholders.

SHAREHOLDER INFORMATION

PRICING FUNDS’ SHARES

The price of a Fund’s share is based on the Fund’s net asset value (“NAV”). The Funds determine the NAV per share once daily at the close of trading, normally 3:00 p.m. Central Time, on the New York Stock Exchange (“NYSE” or the “Exchange”). The Funds do not determine NAV on holidays observed by the Exchange. The Exchange is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively. The price at which you purchase or redeem shares of the Funds is based on the NAV next calculated after the Funds receive your payment or redemption request.

We determine the NAV by dividing the total fund assets, less all liabilities, by the total number of outstanding shares. To determine the NAV, the Funds value their securities at current market value using readily available market prices. The Funds use pricing services as approved by The AAL Mutual Funds’ Board of Trustees. If market prices are not available, NAV is based on a security’s fair value as determined in good faith under policies and guidelines approved by the Board of Trustees.

Some of the Funds hold securities that trade on foreign exchanges. These exchanges may trade on weekends or other days when the Funds do not price their shares. As a result, the value of a Fund’s annual returnshares may change at a time when those shares may not be purchased or redeemed.

DIVIDENDS

We endeavor to qualify annually as, and elect tax treatment applicable to, a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”). Pursuant to the requirements of the Code, we intend to distribute substantially all of the Funds’ net investment income and net realized capital gains, if any, less any available capital loss carryover, to its shareholders annually. We do this to avoid paying income tax on the Funds’ net investment income and net realized capital gains, and to avoid a federal excise tax on undistributed net investment income and net realized gains. Annually, we intend to comply with all of the requirements to qualify as a regulated investment company for each Fund. We provide you with full information on dividends and capital gains distributions for each Fund on an annual basis.

Below, we provide you with a general description of the distribution policies and some of the tax consequences for the Funds’ shareholders.

We distribute substantially all net investment income and any net realized capital gains at least annually, if any, for the Funds as shown in the table below.

The AAL Bond Fund accrues income dividends daily.

FUND                                DIVIDENDS (if any)   CAPITAL GAINS/1/ (if any)

The AAL Technology Stock Fund            Annually           Annually
The AAL Aggressive Growth Fund           Annually           Annually
The AAL Mid Cap Stock Fund               Annually           Annually
The AAL Mid Cap Index Fund               Annually           Annually
The AAL Capital Growth Fund            Semiannually         Annually
The AAL Equity Income Fund              Quarterly           Annually
The AAL Bond Fund                        Monthly            Annually

__________
/1/ The Funds may distribute capital gains more often than annually.

TAX CONSIDERATIONS

Dividends

Each Fund intends to distribute in December and, if necessary, at such other times as the Fund may determine its net investment income and any net realized capital gains resulting from investment activity. Any dividend (including a capital gains dividend) declared in October, November or December, with a record date in such a month and paid during the following January, must be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Cumulative statements showing all activity in the account for the prior year will be mailed annually to all shareholders.

All income and capital gains distributions are reinvested in full and fractional shares of a Fund at net asset value, without sales charges, on a payment date unless a shareholder has requested payment in cash on the shareholder application or by separate written request. If a shareholder elects to receive these distributions in cash, the return at maturity will be substantially less than was anticipated at the time of purchase.

Each Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code (the Code) and to take all other action required so that no federal income tax will be payable by the Funds themselves. Each Fund will be treated as a separate regulated investment company under the Code.

Withholding Taxes

The Funds are required by federal law to withhold 31% of reportable payments (which include dividends, capital gain distributions and redemption proceeds) paid to certain shareholders who have not properly certified that the Social Security or other taxpayer identification number provided by the shareholder is correct and that he or she is not otherwise subject to backup withholding. The Funds’ shareholder application includes the required certification.

No attempt is made herein to provide information as to state and local tax consequences of ownership of shares of the Funds. Investors should consult their personal tax adviser to determine the consequences of state and local taxes.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the accounting firm of PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements are included in the annual report, which is available upon request.

                                                                  THE AAL TECHNOLOGY STOCK FUND
                                                                Year Ended April 30,
Institutional Shares                                               2001 (c)
Net Asset Value - Beginning of Period                                $10.00
Income from Investment Operations
Net Investment Income (Loss)                                         (0.02)
Net Realized and Unrealized Gain (Loss) on Investments               (4.79)

Total From Investment Operations                                     (4.81)
Distributions from:
Net Investment Income                                                     -
Net Realized Capital Gains                                                -
Total Distributions                                                       -
Net Asset Value - End of Period                                       $5.19
Total Return (a)                                                   (48.10)%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                              $9.3
Ratio of Expenses to Average Net Assets (b)                           1.32%
Ratio of Investment Income (Loss) to Average Net Assets (b)         (0.59)%
Portfolio Turnover Rate                                              44.23%

If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                            1.33%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)      (0.60)%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.
(c) Since inception July 1, 2000.

                                                                     THE AAL AGGRESSIVE GROWTH FUND
                                                                   Year Ended April 30,
Institutional Shares                                                   2001(c)
Net Asset Value - Beginning of Period                                   $10.00
Income from Investment Operations
Net Investment Income (Loss)                                              0.03
Net Realized and Unrealized Gain (Loss) on Investments                  (3.26)

Total From Investment Operations                                        (3.23)
Distributions from:
Net Investment Income                                                        -
Net Realized Capital Gains                                                   -
Total Distributions                                                          -
Net Asset Value - End of Period                                          $6.77
Total Return (a)                                                      (32.30)%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                 $8.2
Ratio of Expenses to Average Net Assets (b)                              1.17%
Ratio of Investment Income (Loss) to Average Net Assets (b)              0.60%
Portfolio Turnover Rate                                                 69.62%

If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                               1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)           0.60%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.
(c) Since inception July 1, 2000.

                                                                       THE AAL MID CAP STOCK FUND
                                                                   Year Ended April 30,
Institutional Shares                                                      2001           2000          1999      1998 (c)
Net Asset Value - Beginning of Period                                   $16.89         $13.94        $15.96        $14.40
Income from Investment Operations
Net Investment Income (Loss)                                              0.07           0.05          0.02             -
Net Realized and Unrealized Gain (Loss) on Investments                    1.21           3.73        (1.25)          1.56

Total From Investment Operations                                          1.28           3.78        (1.23)          1.56
Distributions from:
Net Investment Income                                                        -              -             -             -
Net Realized Capital Gains                                              (3.19)         (0.83)        (0.79)             -
Total Distributions                                                     (3.19)         (0.83)        (0.79)             -
Net Asset Value - End of Period                                         $14.98         $16.89        $13.94        $15.96
Total Return (a)                                                         7.68%         28.00%       (7.17)%        10.83%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                $24.3          $16.5          $6.4          $1.2
Ratio of Expenses to Average Net Assets (b)                              0.68%          0.62%         0.85%         0.86%
Ratio of Investment Income (Loss) to Average Net Assets (b)              0.50%          0.51%         0.33%         0.18%
Portfolio Turnover Rate                                                144.33%        142.26%       125.94%       104.73%
If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                               0.69%          0.71%         0.85%         0.86%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)           0.50%          0.41%         0.37%         0.18%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

                                                                      THE AAL MID CAP INDEX FUND
                                                                  Year Ended April 30,
Institutional Shares                                                     2001       2000 (c)
Net Asset Value - Beginning of Period                                  $10.90         $10.00
Income from Investment Operations
Net Investment Income (Loss)                                             0.08           0.03
Net Realized and Unrealized Gain (Loss) on Investments                   0.57           0.87

Total From Investment Operations                                         0.65           0.90
Distributions from:
Net Investment Income                                                  (0.09)              -
Net Realized Capital Gains                                             (0.66)              -
Total Distributions                                                                        -
Net Asset Value - End of Period                                        $10.80         $10.90
Total Return (a)                                                        6.13%          9.00%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                               $13.0           $8.9
Ratio of Expenses to Average Net Assets (b)                             0.20%          0.20%
Ratio of Investment Income (Loss) to Average Net Assets (b)             0.90%          1.02%
Portfolio Turnover Rate                                                53.73%         24.59%

If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                              1.31%          1.27%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)        (0.21)%        (0.05)%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.
(c) Since inception December 31, 1999.

                                                                      THE AAL CAPITAL GROWTH FUND
                                                                   Year Ended April 30,
Institutional Shares                                                      2001           2000          1999      1998 (c)
Net Asset Value - Beginning of Period                                   $38.72         $35.89        $29.67        $26.05
Income from Investment Operations
Net Investment Income (Loss)                                              0.33           0.27          0.21          0.02
Net Realized and Unrealized Gain (Loss) on Investments                  (1.73)           3.20          6.67          3.60

Total From Investment Operations                                        (1.40)           3.47          6.88          3.62
Distributions from:
Net Investment Income                                                   (0.30)         (0.21)        (0.20)             -
Net Realized Capital Gains                                              (2.14)         (0.43)        (0.46)             -
Total Distributions                                                     (2.44)         (0.64)        (0.66)             -
Net Asset Value - End of Period                                         $34.88         $38.72        $35.89        $29.67
Total Return (a)                                                       (3.82)%          9.70%        23.55%        13.90%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                $91.8          $82.8         $46.9          $3.0
Ratio of Expenses to Average Net Assets (b)                              0.54%          0.52%         0.60%         0.58%
Ratio of Investment Income (Loss) to Average Net Assets (b)              0.90%          0.73%         0.62%         0.52%
Portfolio Turnover Rate                                                 12.91%          7.50%         8.74%        17.96%

If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                               0.54%          0.54%         0.60%         0.58%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)           0.90%          0.72%         0.62%         0.52%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.
(c) Since inception December 29, 1997.

                                                                       THE AAL EQUITY INCOME FUND
                                                                   Year Ended April 30,
Institutional Shares                                                      2001           2000          1999      1998 (c)
Net Asset Value - Beginning of Period                                   $14.43         $14.70        $14.32        $13.14
Income from Investment Operations
Net Investment Income (Loss)                                              0.27           0.31          0.21          0.08
Net Realized and Unrealized Gain (Loss) on Investments                    0.93         (0.35)          1.19          1.16

Total From Investment Operations                                          1.20         (0.04)          1.40          1.24
Distributions from:
Net Investment Income                                                   (0.27)         (0.23)        (0.23)        (0.06)
Net Realized Capital Gains                                              (0.77)              -        (0.79)             -
Total Distributions                                                     (1.04)         (0.23)        (1.02)        (0.06)
Net Asset Value - End of Period                                         $14.59         $14.43        $14.70        $14.32
Total Return (a)                                                         8.64%        (0.29)%        10.62%         9.34%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                 $9.5           $6.2         $13.2          $7.1
Ratio of Expenses to Average Net Assets (b)                              0.51%          0.46%         0.60%         0.68%
Ratio of Investment Income (Loss) to Average Net Assets (b)              1.94%          1.71%         1.65%         2.10%
Portfolio Turnover Rate                                                 26.38%         26.93%        13.35%        64.00%

If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                               0.51%          0.52%         0.60%         0.68%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)           1.94%          1.65%         1.65%         2.10%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.
(c) Since inception December 29, 1997.

                                                                    THE AAL BOND FUND
                                                                   Year Ended April 30,
Institutional Shares                                                      2001           2000          1999      1998 (c)
Net Asset Value - Beginning of Period                                    $9.32          $9.92         $9.99        $10.06
Income from Investment Operations
Net Investment Income (Loss)                                              0.66           0.62          0.57          0.20
Net Realized and Unrealized Gain (Loss) on Investments                    0.48         (0.60)        (0.07)        (0.07)

Total From Investment Operations                                          1.14           0.02          0.50          0.13
Distributions from:
Net Investment Income                                                   (0.66)         (0.62)        (0.57)        (0.20)
Net Realized Capital Gains                                                   -              -             -             -
Total Distributions                                                     (0.66)         (0.62)        (0.57)        (0.20)
Net Asset Value - End of Period                                          $9.80          $9.32         $9.92         $9.99
Total Return (a)                                                        12.55%          0.30%         5.02%         1.24%

Supplemental Data and ratios
Net Assets at End of Period (in millions)                                $55.6          $47.9         $44.7         $29.3
Ratio of Expenses to Average Net Assets (b)                              0.39%          0.43%         0.54%         0.56%
Ratio of Investment Income (Loss) to Average Net Assets (b)              6.79%          6.55%         5.63%         6.29%
Portfolio Turnover Rate                                                171.76%        163.31%       572.56%       483.76%

If the Fund had paid all of its expenses for Institutional Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets(b)                               0.49%          0.50%         0.54%         0.56%
Ratio of Net Investment Income (Loss) to Average Net Assets(b)           6.69%          6.47%         5.63%         6.29%

__________
(a) Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.
(b) For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.
(c) Since inception December 29, 1997.

Additional Information

You will find additional information in the Statement of Additional Information and the annual and semi-annual reports to shareholders. The Funds’ Statement of Additional Information and annual and semi-annual reports are available, without charge, upon request. To request this or other information about the Funds, please call 800-553-6319.

Annual and Semi-Annual Reports

In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performances during their last fiscal year.

Statement of Additional Information

The Funds’ Statement of Additional Information provides more detailed information about the Funds.

You also may review and copy information about the Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room call 1-800-SEC-0330. You also may obtain reports and other information about the Funds on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplication fee, by electronic request to e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission at 405 5th Street, N.W., Washington, D.C. 20549-6009.

The Funds' Investment Company Act File No. is 811-5075

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THE AAL MUTUAL FUNDS
222 West College Ave.
Appleton, WI 54919-0007
Telephone: (800) 553-6319
www.aal.org e-mail: aalcmc@aal.org